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                                                                   EXHIBIT 10.32

                                LEAR CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

                    2005 MANAGEMENT STOCK PURCHASE PLAN (US)
                              TERMS AND CONDITIONS

1.    Deferral Election.

      Any Eligible Employee selected by the Committee may irrevocably elect to defer (a) any whole percentage up to 90% of the Base Salary payable to Participant for the pay periods ending after December 31, 2004 and before January 1, 2006, and/or (b) any whole percentage up to 100% of the bonus payable to Participant under the Company's Senior Executive Incentive Compensation Plan or Management Incentive Compensation Plan in the first quarter of 2005 by properly filing with the Committee a written notice to that effect ("Deferral Election") on the form furnished by the Committee. An Eligible Employee who makes a Deferral Election shall be a Participant.

      "Base Salary" means a Participant's annual base salary rate on January 1, 2005 from the Company or an Affiliate, including any elective contributions of the Participant that are not includable in his gross income under Code Sections 125 or 401(k), and before taking into account his or her Deferral Election.

2.    Restricted Stock Units.

      (a) In consideration for the Participant's Deferral Election, the Participant shall be credited as of March 15, 2005 with Restricted Stock Units at a discounted price ("Discount Rate") as provided in the following table:

Total dollar amount of Participant's Deferral Election,            Applicable Discount
expressed as a percentage of the Participant's Base Salary:               Rate:
-----------------------------------------------------------        -------------------
15% or less                                                                20%
Over 15% and up to 100%                                                    30%
Over 100%                                                                  20%

      (b) The total number of Restricted Stock Units credited to a Participant under the Plan will be determined according to the following calculation:

            (i) the dollar amount of the Participant's Deferral Election that does not exceed 15% of the Participant's base salary, divided by the product of (A) the average Fair Market Value over the last five business days in 2004 (December 27, 28, 29, 30 and 31) (the "Average FMV") multiplied by (B) 80%; plus

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            (ii)  the dollar amount of the Participant's Deferral Election over
                  15% and up to 100% of the Participant's base salary, divided by the product of (A) the Average FMV multiplied by (B) 70%; plus

            (iii) the dollar amount of the Participant's Deferral Election over
                  100% of the Participant's base salary, divided by the product of (A) the Average FMV multiplied by (B) 80%.

      (c) The total number of Restricted Stock Units determined in Section 2(b) will be credited to the Participant in the form of Salary Restricted Stock Units and/or Bonus Restricted Stock Units. The number of Salary Restricted Stock Units credited shall be the same proportion of the total Restricted Stock Units as the amount of base salary deferred in the Participant's Deferral Election is of the total amount deferred in the Participant's Deferral Election. The number of Bonus Restricted Stock Units credited shall be the same proportion of the total Restricted Stock Units as the amount of bonus deferred in the Participant's Deferral Election is of the total amount deferred in the Participant's Deferral Election.

3.    Restriction Period.

      The Restriction Period under this Agreement shall be the three-year period commencing on March 15, 2005 and ending on March 14, 2008.

4.    Dividend Equivalents.

      If the Company declares a cash dividend on Shares, the Participant shall be credited with dividend equivalents as of the payment date for the dividend equal to the amount of the cash dividend per Share multiplied by the Restricted Stock Units credited to the Participant under Section 2(b) as of the record date. Dividend equivalents shall be credited to a notional account established for the Participant ("Dividend Equivalent Account"). Interest shall be credited to the Participant's Dividend Equivalent Account, compounded monthly, until payment of such account to the Participant. The rate of such interest shall be the prime rate of interest as reported by the Midwest edition of The Wall Street Journal for the second business day of each quarter on an annual basis.

5.    Timing and Form of Payout.

      Except as provided in Sections 6, 7 or 8, after the end of the Restriction Period, the Participant shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section 2(b) and a cash payment equal to the amount credited to the Participant's Dividend Equivalent Account under Section 4. Delivery of such Shares shall be made as soon as administratively feasible after the end of the Restriction Period or such later date as may have been elected by the Participant. Delivery of the cash payment of any amount credited to the Participant's Dividend Equivalent Account shall be made as soon as administratively feasible after the end of the Restriction Period.

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6.    Termination of Employment Due to Death, End of Service or Disability.

      (a)   Before March 15, 2005.

            A Participant who ceases to be an employee prior to March 15, 2005 by reason of death, End of Service or Disability shall be terminated from the Plan, and his Deferral Election shall be cancelled. Any base salary earned but not paid due to the Participant's Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his termination of employment.

      (b)   After March 14, 2005 but Before January 1, 2006.

            If the Participant ceases to be an employee after March 14, 2005 but prior to January 1, 2006 by reason of death, End of Service or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a number of Shares equal to the sum of (i) and (ii):

            (i) the number of Salary Restricted Stock Units credited to the Participant under Section 2(c) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 2005 and ending on the date the Participant ceases to be an employee and the denominator of which is 24; and

            (ii) the number of Bonus Restricted Stock Units credited to the Participant under Section 2(c).

      (c)   After December 31, 2005.

            If the Participant ceases to be an employee after December 31, 2005 but prior to the end of the Restriction Period by reason of death, End of Service or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section 2(b) and a cash payment equal to the Participant's Dividend Equivalent Account under Section 4.

      (d)   Beneficiary.

            Any distribution made with respect to a Participant who has died shall be paid to the beneficiary designated by the Participant pursuant to Article 11 of the Plan to receive the Participant's Shares and any cash payment under this Agreement. If the Participant's beneficiary predeceases the Participant or no beneficiary has been designated, distribution of the Participant's Shares and any cash payment shall be made to the Participant's surviving spouse and if none, to the Participant's estate.

      (e)   End of Service.

            An employee's "End of Service" means Participant's retirement after attaining age 55 and completing ten years of service (as defined in the Lear Corporation Pension Plan, regardless of whether the employee participates in such plan).

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7.    Involuntary Termination Other Than For Cause.

      (a)   Before March 15, 2005.

            A Participant whose employment involuntarily terminates other than for Cause or any reason described in Section 6 prior to March 15, 2005 shall be terminated from the Plan, and his Deferral Election shall be cancelled. Any base salary earned but not paid due to the Participant's Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his termination of employment.

      (b)   After March 14, 2005 but Before January 1, 2006.

            A Participant whose employment involuntarily terminates other than for Cause or for any reason described in Section 6 after March 14, 2005 but prior to January 1, 2006 shall be entitled to receive a number of Shares equal to the sum of (i), (ii), (iii) and (iv):

            (i) the number of Salary Restricted Stock Units credited to the Participant under Section 2(c) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 2005 and ending on the date the Participant ceases to be an employee, and the denominator of which is 24, multiplied by a fraction, the numerator of which is the number of full months in the period beginning on March 15, 2005 and ending on the date the Participant ceases to be an employee (the "Elapsed Months"), and the denominator of which is 36; and

            (ii) the number of Bonus Restricted Stock Units credited to the Participant under Section 2(c) multiplied by a fraction, the numerator of which is the Elapsed Months, and the denominator of which is 36; and

            (iii) the lesser of:

                  (A) the quotient of (i) the total amount of base salary deferred in the Participant's Deferral Election multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 2005 and ending on the date the Participant ceases to be an employee, and the denominator of which is 24, multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by (ii) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                  (B)   the number of Salary Restricted Units determined under
                        Section 2(c) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 2005 and ending on the date the Participant ceases to be an employee, and the denominator of which is 24, multiplied by a fraction, the

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                        numerator of which is 36 minus the Elapsed Months, and
                        the denominator of which is 36; and

            (iv)  the lesser of:

                  (A) the quotient of (i) the amount of bonus deferred in the Participant's Deferral Election multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by
                        (ii) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                  (B) the number of Bonus Restricted Stock Units determined under Section 2(c) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36.

      (c)   After December 31, 2005.

            A Participant whose employment involuntarily terminates other than for cause or for any reason described in Section 6 after December 31, 2005 but prior to the end of the Restriction Period shall be entitled to receive a number of Shares equal to the sum of (i) and
            (ii):

            (i) the number of the Restricted Stock Units credited to the Participant under Section 2(b) multiplied by a fraction, the numerator of which is the Elapsed Months, and the denominator of which is 36, and

            (ii)  the lesser of:

                  (A) the quotient of (i) the total amount deferred in the Participant's Deferral Election multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by
                        (ii) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                  (B)   the number of Restricted Stock Units determined under
                        Section 2(b) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36.

8.    Termination of Employment for Any Other Reason.

      (a)   Before March 15, 2005.

            A Participant whose employment terminates for any reason other than those described in Sections 6 and 7 prior to March 15, 2005 shall be terminated from the Plan, and his Deferral Election shall be cancelled. Any base salary earned but not paid due to the Participant's Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his termination of employment.

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      (b)   After March 14, 2005 But Before January 1, 2006.

            A Participant whose employment terminates for any reason other than those described in Sections 6 and 7 after March 14, 2005 but prior to January 1, 2006 shall be entitled to receive a number of Shares equal to the sum of (i) and (ii):

            (i)   the lesser of:

                  (A) the quotient of (i) the amount of base salary the Participant elected to defer in the Participant's Deferral Election multiplied by a fraction, the numerator of which is the number of full pay periods in the period from January 1, 2005 to the date the Participant ceases to be an employee, and the denominator of which is 24, divided by (ii) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                  (B) the number of Salary Restricted Stock Units credited to the Participant under Section 2(c) multiplied by a fraction, the numerator of which is the number of full pay periods in the period from January 1, 2005 to the date the Participant ceases to be an employee, and the denominator of which is 24; and

            (ii)  the lesser of:

                  (A) the amount of bonus deferred in the Participant's Deferral Election divided by the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                  (B) the number of Bonus Restricted Stock Units credited to the Participant under Section 2(c).

      (c)   After December 31, 2005.

            A Participant whose employment terminates for any reason other than those described in Sections 6 and 7 after December 31, 2005 but prior to the end of the Restriction Period shall be entitled to receive a number of Shares equal to the lesser of: the total amount deferred in the Participant's Deferral Election divided by the Fair Market Value of a Share on the date the Participant ceases to be an employee; or (ii) the number of Restricted Stock Units credited to the Participant under Section 2(b).

9.    Election to Defer Beyond Restriction Period.

      The Participant may elect to defer delivery of any or all Shares due to Participant hereunder to a date after the Restriction Period expires by properly filing with the Committee a timely irrevocable deferral election. In his or her election to defer, the Participant may choose between deferral to a particular calendar year, or to the year following his or her termination of employment, but in no event may the Participant defer delivery of a Share more than ten years beyond the expiration of the Restriction Period under Section 3. If a Participant terminates

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employment with the Company and all Affiliates for any reason other than End of
Service (i) after the Restriction Period expires and (ii) before the calendar year specified in a deferral election, then he or she will be deemed to have elected to defer delivery to the calendar year following his or her termination of employment. In addition, if the Participant dies while employed with the Company or any Affiliate, any Shares remaining to be paid in respect of this Agreement will be paid to his or her beneficiary designated under the Plan as soon as practicable, regardless of any outstanding election to defer. Shares whose receipt is deferred under this Section 9 will be delivered on or about March 15 of the year to which they were deferred. An election to defer will be considered timely only if it is filed at least one year and one day in advance of the date the Restriction Period expires and the Participant remains employed by the Company or an Affiliate for such period of one year and one day.

10.   Assignment and Transfers.

      The rights and interests of the Participant hereunder may not be assigned, encumbered or transferred except, in the event of the death of the Participant, by will or the laws of descent and distribution.

11.   Withholding Tax.

      The Company and any Affiliate shall have the right to retain Shares that are distributable to the Participant hereunder to the extent necessary to satisfy any withholding taxes, whether federal, state or local, triggered by the distribution of Shares under this Agreement.

12.   No Limitation on Rights of the Company.

      The grant hereunder shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

13.   Plan, Terms and Conditions and Deferral Election Not a Contract of
      Employment.

      Neither the Plan, the Terms and Conditions, nor the Deferral Election is a contract of employment, and no terms of employment of the Participant shall be affected in any way by the Plan, the Terms and Conditions, the Deferral Election or related instruments except as specifically provided therein. Neither the establishment of the Plan, the Terms and Conditions, nor the Deferral Election shall be construed as conferring any legal rights upon the Participant for a continuation of employment, nor shall they interfere with the right of the Company or any Affiliate to discharge the Participant and to treat Participant without regard to the effect that such treatment might have upon Participant as a Participant.

14.   Participant to Not Have Rights as a Stockholder.

      The Participant shall not have rights as a stockholder with respect to any Shares subject to the Deferral Election prior to the date on which he or she is recorded as the holder of such Shares on the records of the Company.

15.   Notice.

      Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, three

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days after the date of deposit in the United States mail, in the case of the
Company to 21557 Telegraph Road, Southfield, Michigan, 48034, Attention: General Counsel and, in the case of the Participant, to its address set forth in the Deferral Election or, in each case, to such other address as may be designated in a notice given in accordance with this Section.

16.   Governing Law.

      This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Michigan, determined without regard to its conflict of law rules.

17.   Plan Document Controls.

      Any term capitalized herein but not defined shall have the meaning set forth in the Lear Corporation Long-Term Stock Incentive Plan (the "Plan"). The rights herein granted are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully herein. In the event that the terms set forth herein conflict with the terms of the Plan document, the Plan document shall control.

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